2008 Bank of America Credit Conference November 21, 2008 Exhibit 99.1

2 2
Safe Harbor
Safe Harbor
Statements contained in this presentation that state the Company’s or its management’s expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934.  Forward-looking statements, which describe the Company’s future plans, strategies and expectations, are generally identifiable by the use of terms such as “anticipate,” “will,” “expect,” “believe,”
“shall,” or similar expressions.  These forward-looking statements are subject to risks and uncertainties that may change at any time, and, therefore, our actual results may differ materially from those that we anticipated or expected.
For more information concerning factors that could cause actual results to differ from those expressed or forecast, see the Company’s annual report on Form 10-K and its quarterly reports on Form 10-Q filed with the Securities and Exchange Commission.

3 3
Aleris
Aleris
Timeline
Timeline
(1) Pro forma 2007 revenues, including the EKCO Products and Wabash Alloys acquisitions and excluding Zinc.  EKCO Products and Wabash Alloys financials provided by their management at acquisition.
$2.2B
$4.7B $6.6B
(1)
December 9, 2004:
IMCO Recycling and
Commonwealth
Industries
September 7, 2005:
ALSCO metals
Aluminum rolled
products
December 6, 2005:
Alumitech Inc.
December 19, 2006:
Sale of Aleris to TPG
May 3, 2007:
EKCO Products
Light gauge sheet and
heavy gauge foil
September 21, 2007:
Alumox Holding AS
Aluminum recycling
January 11, 2008:
Closed sale of Zinc to
Votorantim Metais
Ltda.
August 31, 2005:
Tomra Latasa
Recycling operations
and can collection
centers
November 7, 2005:
Ormet Corporation
Recycling and
Aluminum Rolling Mills
August 1, 2006:
Corus Aluminum
Aluminum Rolled and
Extruded Products
2006 Revenues as
reported
September 11, 2007:
Wabash Alloys
Specification Alloys
February 2008:
AE Inc.
HT Aluminum specialties
Granular Aluminum Products
Global Recycling
Revenues
(1) (1)
Strategic Combinations Creating Size, Scale and Value

4 4
Pro Forma Aleris
Pro Forma Aleris
(1) (1)
Revenues $4,136
Pro forma LTM Adjusted EBITDA 269
Global Rolled & Extruded Products
North America                Europe
Produces rolled
aluminum products
Major customers:
Ply Gem, Gentek,
Great Dane, Ryerson
Driven by building and
construction,
consumer durables,
truck/trailer and
automotive
Produces aluminum
rolled and extruded
products
Major customers:
Airbus, Embraer,
Boeing, Audi, Bosch
Driven by aerospace,
automotive and
general industrial
Note: Data represent estimated LTM September 2008 results, pro forma for the Wabash Alloys acquisition including $40 million of synergies.  Does not adjust for $110 million of intercompany revenue, $75 million of corporate overhead and $41 million negative impact from metal lag.  Excludes the Zinc business.
Wabash Alloys financials provided by their management at acquisition.
(1) See reconciliation of Segment Income to Segment EBITDA on slide 24.
Recycles aluminum
dross and scrap
Major customers:
Alcoa, Novelis, Arco,
Hydro
Driven by rigid
container and common
alloy sheet
consumption
Recycles and
processes aluminum-
based spec alloys
Major customers:
GM, BMW, Daimler,
Chrysler, Ford,
Nissan, Honda, Teksid
Driven by aluminum
usage in automotive
sector
Revenues $2,355
Pro forma LTM Adjusted EBITDA 147
Global Recycling
Recycling Specification Alloy
($ in millions)

5 5
Geographic and End-Use Diversification
Geographic and End-Use Diversification
(1) Pro forma for Wabash Alloys and EKCO Products acquisitions; excludes Zinc business.
Source:  Company filings and management estimates
Geographic
Other
3%
North America
58%
Europe
36%
Asia
3%
Pro Forma Aleris 2007 Revenues
(1)
End-Use
Euro Automotive
10%
Packaging
10%
Distribution
12%
Other
13%
Engineering
3%
Aerospace & Other
Transportation
16%
N.A. Building &
Construction
11%
Euro Building &
Construction
5%
N.A. Automotive
20%

Aleris

(000s of units)
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008E
2009F

(% change fromPY)

(millions of units)

(000s of units)

6 6
North American Industry Indicators
North American Industry Indicators
3.4
3.2
2.9
3.0
15.5
12.5
3.7
3.7
4.0
4.1
15.8 15.8
15.3
0.0
2.5
5.0
7.5
10.0
12.5
15.0
17.5
20.0
2004 2005 2006 2007 2008E
Q1 Q2 Q3 Q4 Annual Total
Source:  US Census Bureau
Source:  Brook Hunt, 3Q 2008
Source: Davenport Equity Research
Source: ACT Research
38
41
35
28
65
65
56
45
142
230
284
257
233
0
100
200
300
400
2004 2005 2006 2007 2008E
Q1 Q2 Q3 Q4 Annual Total
500
700
900
1,100
1,300
1,500
1,700
1,900
2,100
2,300
-2%
-1%
0%
1%
2%
3%
2006 2007 2008E 2009F
Housing Starts
U.S. Industrial Production
Auto Production
Truck Trailer Production
Strong Headwinds Negatively Impacting North American Performance

(Millions of units)

Number of airplanes

Index No. of Permits
(seasonally adjusted)
Jan-00
Jul-00
Jan-01
Jul-01
Jan-02
Jul-02
Jan-03
Jul-03
Jan-04
Jul-04
Jan-05
Jul-05
Jan-06
Jul-06
Jan-07
Jul-07
Jan-08
Jul-08

(% change from PY)

7 7
European Industry Indicators
European Industry Indicators
18
19
20
21
22
23
24
2004 2005 2006 2007 2008E 2009F
Source:  J.D. Power, National Sources
1,129
1,210
916
998
1,066
600
750
900
1,050
1,200
1,350
2007 2008E 2009E 2010E 2011E
Note:  Airplane deliveries reflect Airbus and Boeing only.
Source:  Management Estimate
EU25
Germany
0
20
40
60
80
100
120
140
160
Source:  Eurostat
-1.0%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
2006 2007 2008E 2009F
Source:  Brook Hunt, 3Q 2008
European Light Vehicle Assembly Commercial Airplane Projected Deliveries
Euro Zone Industrial Production
European Residential Building Permits
Softening European Environment

8 8
North American Rolled Products
North American Rolled Products
0.4
0.5
0.6
0.7
0.8
0.9
1.0
1Q06 3Q06 1Q07 3Q07 1Q08 3Q08
Aleris LTM Shipments Housing Starts
0.4
0.5
0.6
0.7
0.8
0.9
1.0
1.1
1.2
1.3
1.4
1Q06 3Q06 1Q07 3Q07 1Q08 3Q08
Aleris LTM Shipments MSCI Inventory
Source: Management estimates and U.S. Census Bureau’s
seasonally adjusted annual rates Source: Management estimates and MSCI data
Building & Construction Volumes
(Indexed to 1Q06)
Service Center Volumes
(Indexed to 1Q06)

9 9
N.A. Rolled Products Volumes and Material Margins
N.A. Rolled Products Volumes and Material Margins
0
50
100
150
200
250
300
350
Q1 06 Q2 06 Q3 06 Q4 06 Q1 07 Q2 07 Q3 07 Q4 07 Q1 08 Q2 08 Q3 08
$0.00
$0.58
Total Volume Material Margin

10 10
Commodity Inflation
Commodity Inflation
0.7
0.9
1.1
1.3
1.5
1.7
1.9
2.1
2.3
2.5
2.7
2.9
3.1
Magnesium Silicon Copper Zinc
$2.00
$4.00
$6.00
$8.00
$10.00
$12.00
$14.00
Aleris NYMEX
Hardeners
(Indexed to 1Q06)
Natural Gas
Significant Inflationary Pressure

11 11
Positioning the Cost Base
Positioning the Cost Base
($ in millions)
Headcount
Reduction
Facilities
Shutdown
Savings
Announced:
Rolled Products Initiatives 760 5 $34-36
Europe Initiatives 130 - 16-20
Recycling / Spec / Wabash Initiatives 180 3 8-9
Other Initiatives 140 2 10-15
TOTAL 1,210 10 $68-80
Activity Continues Across Aleris to “Right-Size” the Cost Structure

12 12
Third Quarter and September YTD
Third Quarter and September YTD
(1)
(1)
($ in millions)
(1)  See reconciliation of Segment Income to Segment EBITDA on slide 24.
3QEBITDA Sept YTD
2007 2008 Var $ 2007 2008 Var $
Global Rolled & Extruded Products $ 110 $67 ($43) $299 $221 ($78)
Global Recycling $27 $32 $5 $84 $107 $23
Corporate/Other (18) (31) (13) (60) (76) (16)
Consolidated EBITDA $119 $68 ($5) $32 $252 ($71)
Variance % (43%) (22)%
Metal lag (6) 21 7 32
EBITDA Adj. for Metal Lag $113 $89 (21)% $330 $284 (14)%

13 13
EBITDA Bridge
EBITDA Bridge
EBITDA
3Q08 $68 Sept 08 YTD $252
3Q07 119 Sept 07 YTD 323
($51) ($71)
Volume / Mix (46) (110)
Price /Spread 6 23
Metal Price Lag (27) (26)
Inflation (22) (72)
Productivity 30 79
Currency / Other 3 19
Acquisitions / Divestitures / Synergies 5 16
($51)
($71)
($ in millions)

14 14
3Q08 Cash Flow vs. Prior Year
3Q08 Cash Flow vs. Prior Year
(1) (1)
($ in millions)
(1)  See reconciliation of Free Cash Flow to Net Income (Loss) from continuing operations and cash flow from operating activities from continuing operations on slide 26.
3Q07 3Q08 Variance
Adjusted EBITDA $119 $68 ($51)
Capital Expenditures (39) (25) 14
Working Capital Improvement (47) 117 164
Free Cash
Flow
$33 $160 $127

15 15
Performance Summary
Performance Summary
Sharp volume declines in North America’s B&C and Automotive industries
Weakening Volumes in Europe
Strong Global Recycling performance; mitigated by weakness in NA Specification Alloy
Focus on working capital productivity generated strong free cash flow
LME increase impacts 1H08 cash flow; mitigating in 2H08
(1) Free cash flow is defined as Adjusted EBITDA less capital expenditures plus or minus change in working capital. Pro forma LTM EBITDA, including the EKCO Products and Wabash Alloys acquisitions and excluding Zinc.  EKCO Products and Wabash Alloys financials provided by their management at acquisition. 2006 Free Cash Flow as reported in the company press release dated March 27, 2008 was $162 million. See reconciliation of Free Cash Flow to Cash Flow from operating activities from continuing operations on slide 26.
(2) See reconciliation of Adjusted EBITDA to Net Income (Loss) on slide 25.
($ in millions)
Total Year Sept 30
2006 PF 2007 PF 2008 LTM
Adjusted EBITDA $340 $372 $301
Acquisitions / Synergies / Cost Savings
132 55 40
Credit Agreement EBITDA
(2)
$472 $427 $341
Credit Agreement EBITDA Adj. for Metal Lag $436 $443 $382
Free Cash Flow
(1)
$21 $422 $228
Comments

16 16
$1,036
$943
$1,000
$1,005
$1,001
$1,026
$800
$900
$1,000
$1,100
  2Q07   3Q07   4Q07   1Q08 2Q08 3Q08
15.0%
15.5%
16.0%
16.5%
17.0%
17.5%
LTM Avg WC $MM
LTM WC % of Sales
LTM Turns 5.8               5.8               5.9              6.1              6.2               6.2
LTM Days 63                63                61              60               59                59
LTM Working Capital Performance
LTM Working Capital Performance

17 17
(75)
($in millions)
Factors Impacting YTD Working Capital:
$339/ton LME increase ~   ($95M)
US Dollar ~    $15M
Seasonality ~   ($65M)
Koblenz WIP Build ~   ($20M)
Productivity* ~    $30M
*Strong Inv Productivity Offset by Payable Cash Turn Delay
Accounts Receivable
($98)
Inventory $38
Accounts Payable ($75)
Net Working Capital Change ($135)
Sept YTD 2008 Working Capital Details
Sept YTD 2008 Working Capital Details
WIP
$339/Ton Build for
Avg LME Normal Koblenz Other
12/31/07 9/30/08 Increase Currency Seasonality Hotmill Productivity
Accounts Receivable $668 $766 ($65) $10 ($65) $0 $22
Inventory 840 802 (105) 15 (10) (20) 158
Accounts Payable (687) (612) 75 (10) 10 0 (150)
Working Capital $821 $956
FCF
Impact
($98)
38
($135)
($95) $15 ($65) ($20) $30
Avg 4Q LME was $2448 and avg 3Q LME was $2787
EURO moved from $1.46 @ 12/31 to $1.41 @ 9/30

18 18
Capital Expenditures Overview
Capital Expenditures Overview
Total Capital Expenditures
Significant Discretionary Capital Expenditures
($ in millions)
(1)     Pro forma for the 2005 Acquisitions and the Corus Aluminum acquisition.  All periods exclude Zinc.
2005
(1)
2006
(1)
2007
(1)
2008 F
Maintenance $77 $75 $85 $70
Discretionary 55 81 107 60
Total $132 $156 $192 $130
% of revenue 3.0% 2.8% 3.2% 2.0%
Key Projects 2007 2008 F
Duffel Extrusions HHT Line
$0 $5
North American Wide Paint Line
3 0
Plate program Duffel
13 10
160” hotline upgrade Koblenz
36 10
148” hotmill Duffel
9 30

19 19
Cash, Debt and Credit Statistics
Cash, Debt and Credit Statistics
($ in millions)
Actual
12/31/2007 3/31/2008 6/30/2008 9/30/2008
Cash $110 $89 $113 $84
Memo:
$ per Euro $1.46 $1.58 $1.57 $1.41
$ per CADS $1.01 $0.97 $0.98 $0.94
Revolver 376 364 426 387
Term Loans 1,255 1,288 1,283 1,230
Notes 1,100 1,097 1,097
1,
102
Misc Other 33 33 34 33
Total Debt $2,764 $2,782 $2,840 $2,752
Net Debt $2,654 $2,693 $2,727 $2,668
Credit Agreement Statistics
LTM EBITDA $427 $392 $393 $341
Total Debt to LTM EBITDA 6.5 x 7.1
x
7.2
x
8.1x
Net Debt to LTM EBITDA 6.2 6.9 6.9 7.8
LTM Fixed Charge Coverage Ratio
1.00
to 1.00 0.85 to 1.00 0.83 to 1.00 0.68 to 1.00
Liquidity
Per Borrowing Base $259 $320 $332 $293
Plus Cash From Above 110 89 113 84
Total Liquidity $369 $409 $445 $377
Focusing on the Balance Sheet to Generate Cash

20 20 LME History LME History $1,500 $2,000 $2,500 $3,000 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08E LME Forward Significant Swing in a Short Time Frame

21 21
Key Initiatives
Key Initiatives
North America
Right-size cost structure . . . drive productivity
Drive working capital and manufacturing costs out with lean initiatives
Upgrade product mix and improve service offering
Drive scrap-based products; shift direct chill to continuous cast
Streamline/optimize/combine Spec Alloy and Americas Recycling
Integrate and unleash potential of Wabash acquisition
Manage price volume relationship
Europe
Maximize benefits from significant capital investments
Drive working capital and manufacturing costs out with lean initiatives
Optimize product portfolio towards high-growth, value-added end-uses
Right-size cost structure….drive productivity
Drive manufacturing synergies across the enterprise
Manage price volume relationship
Other
Attack global procurement initiative
Maintain adequate liquidity
Passion for Productivity and Continuous Improvement

22 22 Summary Summary Global economic headwinds Focusing on cost base and cash / liquidity Increased volatility of LME Timing of recovery unknown … but will occur

Questions and Answers

24 24
Reconciliation of Segment Income to Segment EBITDA and
Reconciliation of Segment Income to Segment EBITDA and
Adjusted Segment EBITDA
Adjusted Segment EBITDA
($ in millions)
Note: Both the Wabash Alloys and EKCO Products financials were estimates provided by their respective managements.
(1)
Pro forma for the 2005 acquisitions, the Corus Aluminum acquisition and the TPG merger, except for the additional amortization expense and related income tax benefits associated with the preliminary appraised values of acquired intangible assets.
3Q07
(1)
3Q08
(1)
LTM 9 /30/08
Global rolled and extruded products
Reported Segment (Loss) Income $45 $7 $33
Purchase accounting adjustment 16 6 35
Inventory Impairment
0 13 13
Segment income, excluding special items 61 26 81
Depreciation & amortization
49 41 164
Segment EBITDA, excluding special items
$110 $67
$245
Global recycling
Reported Segment (Loss) Income $9 $16 $77
Purchase accounting adjustment
1 (1) (3)
Segment income, excluding special items 10 16 74
Depreciatio n & amortization
17 16 57
Segment EBITDA, excluding special items
$27 $32 $131

25 25
Reconciliation of Net (Loss) Income to EBITDA and Adjusted
Reconciliation of Net (Loss) Income to EBITDA and Adjusted
EBITDA
EBITDA
($ in millions)
Pro forma
2006
Pro forma
2007  LTM 9/30/08
Net (loss) income 9  (96) (270)
Interest expense (net) 220 216 225
Income taxes (3) (90) (120)
Minority interests 0 0 -
Depreciation and amortization
184 211 228
EBITDA $410  $241 $62
Gain on Carson, CA property sale (14) - -
Unrealized (gains) losses on derivative financial instruments (36)  (4) 85
Restructuring, merger related and executive separation costs 43  33 97
Losses on debt extinguishment 54 - (1)
Realized gains on hedges associated with Corus Aluminum purchase price (10) - -
Non-cash cost of sales impact of recording acquired assets at fair value 46  104 32
Inventory impairment charges - - 13
Cost savings – Plant closures  3 - 23
Estimated Corus Aluminum synergies 25 18 2
Estimated EKCO Products synergies - 2 1
Estimated Wabash synergies - 20 12
Estimated AE/HT synergies - - 2
Stock based compensation 11 4 3
Sponsor management fee
9  9  9
Adjusted EBITDA
$541 $427 $341
Less: Zinc Adjusted segment EBITDA (69)
Adjusted EBITDA, excluding Zinc
$472
Note:  Both the Wabash Alloys and EKCO Products financials were estimates provided by their respective managements.
(1)
Pro forma for the 2005 acquisitions, the Corus Aluminum acquisition and the TPG merger, except for the additional amortization expense and related income tax benefits associated with the preliminary appraised values of acquired intangible assets.
(2)           Pro forma for the Wabash Alloys and EKCO Products acquisitions and the TPG merger
(1) (2)

26 26
Reconciliation of Free Cash Flow to Net Income (Loss) and
Reconciliation of Free Cash Flow to Net Income (Loss) and
Cash Flow from Operating Activities
Cash Flow from Operating Activities
($M)
2006 2007 LTM 9/30/08 3Q07 3Q08
PF Free Cash Flow 162 $            422 $            228 $            33 $             160 $
PF Net Working Capital Increase (decrease) 59 (242) (100) 47 (117)
PF Capital Expenditures 119 192 173 39 25
EBITDA from Continuing Operations, excluding special items 340 372 301 119 68
Unrealized gains on derivative financial instruments 28 4 (85) (23) (151)
Gain/Loss on early extinguishment of debt (54) - 1 - -
Realized hedge gain-Corus Aluminum acquisition 10 - - (2) -
Inventory impairment charges - - (13) - (13)
Gain on sale of Carson, CA property 14 - - - -
Restructuring and other charges (42) (33) (97) - (61)
Impact of recording acquired assets at fair value (44) (104) (32) (17) (5)
Sponsor management fee - (9) (9) (2) (3)
Stock-based compensation expense (10) (4) (3) (1) -
EBITDA from Continuing Operations 242 226 62 74 (166)
Interest expense, net (80) (204) (225) (50) (58)
(Provision for) benefit from income taxes (23) 88 120 46 86
Depreciation and amortization (107) (203) (228) (67) (59)
Minority interest, net of provision for income taxes - - 0 (0) -
Income (loss) from continuing operations 32 (93) (270) 2 (197)
Depreciation and amortization 107 203 228 67 59
Provision for (benefit from) deferred income taxes 12 (100) (141) (45) (97)
Excess income tax benefits from exercise of stock options (4) - - - -
Restructuring and other charges: -
Charges 42 33 97 2 61
Payments (30) (16) (29) (3) (9)
Inventory impairment charges - - 13 - 13
Non-cash loss on early extinguishment of debt 16 - - - -
Stock-based compensation expense 10 4 3 1 -
Proceeds from settlement of currency derivative financial instruments (10) - - - -
Unrealized gains on derivative financial instruments (28) (4) 85 23 151
Non-cash charges related to step-up in carrying value of inventory 5 47 1 2 -
(Gain) loss on sale of property, plant, and equipment - - (1) - -
Other non-cash charges (9) 9 14 5 4
Net change in operating assets and liabilities 66 224 14 4 55
Cash provided (used) by operating activities from continuing operations 210 $            308 $            14 $             59 $             42 $
(1)    2006 is on an as reported basis
$